UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2022

HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	001-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Summer Street
Boston, MA 02110
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 781-848-7100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share	HAE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c)

On August 5, 2022, the Board of Directors of Haemonetics Corporation (the “Company”) appointed James C. D’Arecca, Executive Vice President, Chief Financial Officer, as the Company’s principal accounting officer in connection with the previously reported departure of Dan Goldstein, Vice President, Corporate Controller, on or about August 9, 2022. Mr. D’Arecca also serves as the Company’s principal financial officer and biographical information with respect to Mr. D’Arecca is incorporated herein from Item 5.02 of the Form 8-K filed by the Company with the SEC on March 21, 2022.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2022 Annual Meeting of Shareholders was held on Friday, August 5, 2022. Of the 51,299,384 shares outstanding and entitled to vote at the meeting, 48,277,405 shares were represented at the meeting, constituting a quorum of 94.1%.

The results of the votes for each proposal considered at the meeting are set forth below:

1. The shareholders elected each of Christopher A. Simon, Robert E. Abernathy, Catherine M. Burzik, Michael J. Coyle, Charles J. Dockendorff, Lloyd E. Johnson, Mark W. Kroll, Claire Pomeroy and Ellen M. Zane as directors for one-year terms expiring in 2023 based upon the following votes:

Nominees	For	Withhold	Broker Non-Votes
Christopher A. Simon	46,542,318	212,374	1,522,713
Robert E. Abernathy	46,259,954	494,738	1,522,713
Catherine M. Burzik	46,056,687	698,005	1,522,713
Michael J. Coyle	45,582,811	1,171,881	1,522,713
Charles J. Dockendorff	40,796,341	5,958,351	1,522,713
Lloyd E. Johnson	46,073,391	681,301	1,522,713
Mark W. Kroll	45,970,938	783,754	1,522,713
Claire Pomeroy	46,413,784	340,908	1,522,713
Ellen M. Zane	43,483,459	3,271,233	1,522,713

2. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
43,981,976	2,707,158	65,558	1,522,713

3. The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 1, 2023 based upon the following votes:

For	Against	Abstain
47,093,554	1,157,216	26,635

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION

August 8, 2022	By:	/s/ Christopher A. Simon
	Name:	Christopher A. Simon
	Title:	President and Chief Executive Officer